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                                                                    EXHIBIT 99.1

                       NORTH COUNTRY FINANCIAL CORPORATION
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C Section 1350, and accompanies the annual report on Form 10-K for the year ended December 31, 2002, (the "Form 10-K") of North Country Financial Corporation (the "Issuer").

         I, Sherry L. Littlejohn, President and Chief Executive Office of the Issuer, certify that:

(1)      The Form 10-K fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operation of the Issuer.

/s/ Sherry L. Littlejohn
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Sherry L. Littlejohn
President and Chief Executive Officer
(chief executive officer and chief financial officer)
April 14, 2003























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